Registration Nos. 33-4382 & 811-4626

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

               Pre-Effective Amendment No.             [   ]

               Post-Effective Amendment No.   17       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                           OF 1940                     [ X ]

               Amendment No.    17                     [ X ]

                       THE CASCADES TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                          (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer, Brady, Smith, Troxell,
                 Barrett, Rockett, Hines & Mone
                  551 Fifth Avenue, 27th Floor
                    New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___] immediately upon filing pursuant to paragraph (b) [_X_] on January 31, 1996 pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i) [___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii) [___] on (date) prusuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effec-
       tive date for a previous post-effective amendment.

Registrant hereby declares, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, that Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to that Section and that the Rule 24f-2 Notice for Registrant's fiscal year ended September 30, 1995 was filed in November 1995.

                    TAX-FREE TRUST OF OREGON
                         a portfolio of
                       THE CASCADES TRUST
                     CROSS REFERENCE SHEET

Part A of
Form N-1A
Item No.       Prospectus Caption(s)
1..............Cover Page
2..............Table of Expenses
3..............Financial Highlights
4..............Introduction; Investment of the Trust's
                  Assets; Investment Restrictions;
                  General Information
5..............Management Arrangements
5A.............**
6..............General Information; Dividend and Tax
                  Information
7..............Net Asset Value per Share; How to Invest in
                  the Trust; Exchange Privilege
8..............How to Redeem Your Investment; Automatic
                  Withdrawal Plan; Exchange Privilege
9..............*

Part B of
Form N-1A      Statement of Additional Information
Item No.            or Prospectus Caption(s)_
10.............Cover Page
11.............Cover Page
12.............*
13.............Investment of the Trust's Assets; Investment
                  Restrictions; Municipal Bonds
14.............Trustees and Officers
15.............General Information (Prospectus caption);
                  Trustees and Officers
16.............Additional Information as to Management
                  Arrangements; Distribution Plan; General
                  Information
17.............Additional Information as to Management
                  Arrangements
18.............General Information
19.............Limitations of Redemptions in Kind;
                  Computation of Net Asset Value;
                  Automatic Withdrawal Plan
20.............Additional Tax Information
21.............How to Invest in the Trust (Prospectus
                  caption); General Information
22.............Performance

 * Not applicable or negative answer.
** Included in the Annual Report of the Registrant.

                       Tax-Free Trust of Oregon
                    380 Madison Avenue, Suite 2300
                       New York, New York 10017
                     800-USA-OREG (800-872-6734)
                              212-697-6666

Prospectus                                   January 31, 1996


     The Trust is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Oregon and regular Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Oregon State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Trust's Adviser, Qualivest Capital Management, Inc., a subsidiary of U.S. Bancorp.

        This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "Additional Statement") dated January 31, 1996, has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management Corp., the Trust's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Trust and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Trust available to you.

        Shares of the Trust are not deposits in, obligations of or guaranteed or endorsed by, Qualivest Capital Management, Inc., (the "Adviser"), United States National Bank of Oregon, any of their
affiliates or any other bank. Shares of the Trust are not   insured
or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or government sponsored agency of the Federal Government or any State.

        An investment in the Trust involves investment risks, including possible loss of the principal amount invested.

For Purchase, Redemption or Account inquiries contact
The Trust's Transfer Agent: Administrative Data Management Corp.
10 Woodbridge Center Drive, Woodbridge, NJ 07095-1198
Call 800-872-6735 toll free or 908-855-5731

For General Inquiries & Yield Information,
  Call 800-872-6734 toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

        Tax-Free Trust of Oregon, founded by Aquila Management Corporation in 1985 and one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the State of Oregon, its counties and various other local authorities to finance such long-term projects as schools, airports, roads, hospitals , water facilities and other vital public purpose projects throughout Oregon. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Trust invests pay interest which is exempt from both regular Federal and State of Oregon income taxes. Dividends paid by the Trust from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances a small portion of the dividends paid by the Trust will be subject to income taxes. The Federal alternative minimum tax may apply to some investors, but its impact will be limited since not more than 20% of the Trust's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Trust may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information".)

        Investment Grade - The Trust will acquire only those municipal obligations will be acquired which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation, or are determined by the Adviser to be of comparable quality. In general there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade", but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Trust's Assets.")

        Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $100 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Trust," which includes applicable sales charge information.)

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Trust at the then-current net asset value. (See "Dividend and Tax Information.")

        Additional Investments - You may make additional investments at any time and in any amount directly, or if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Trust by Automatic Investment or Telephone Investment. (See "How to Invest in the Trust.")

        Many Different Issues - You have the advantages of a portfolio which consists of over 195 issues with different maturities. (See "Investment of the Trust's Assets.")

        Distribution Plan - The Trust's Distribution Plan authorizes the payment by the Trust of an asset retention service fee of at an annual rate of 0.15 of 1% of all of the Trust's average annual net assets. Before July 1, 1995, payments were authorized at the rate of 0.05 of 1% of average annual net assets up to $360 million of assets and payments at that rate began July 1, 1994. The increased distribution payments were accompanied by matching reductions in fees payable to the Adviser and Administrator under the Advisory Agreement and Administration Agreement from 0.25 of 1% to 0.20 of 1% of the Trust's average annual net assets. The combined payments of these fees will accordingly remain at the current level of 0.55 of 1% of the Trust's average annual net assets with respect to all of the Trust's net assets. (See "Distribution Plan.")

        Local Portfolio Management - Qualivest Capital Management, Inc., a subsidiary of U.S. Bancorp ("Bancorp") and its subsidiary, United States National Bank of Oregon ("USNB"), serves as the Trust's Investment Adviser, providing experienced local professional management. The Trust pays fees at a rate of 0.20% of 1% of average annual net assets to its Adviser and fees at the same rate to its Administrator (for total fees at a rate of 0.40 of 1% of average annual net assets). (See "Table of Expenses," "Distribution Plan" and "Management Arrangements.") Bancorp is a $21 billion superregional financial services holding company organized under the laws of Oregon in 1968. USNB, headquartered in Portland, is a national banking association chartered in 1891. Other services of Bancorp and its subsidiaries include consumer financing, commercial finance, international banking, investment advisory, discount brokerage and venture capital.

         Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There is a contingent deferred sales charge with respect to certain shares which have been purchased in amounts of $1 million or more (see "Purchases of $1 Million or More"). Otherwise, there are no penalties or redemption fees.

        Certain Stabilizing Measures - The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks. (See "Certain Stabilizing Measures.")

        Exchanges - You may Shares of the Trust into shares of other Aquila sponsored tax-free municipal bond mutual funds or an equity fund. You may also exchange them into shares of certain Aquila sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

        Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Trust's portfolio securities, which fluctuate with market conditions including prevailing interest rates. Accordingly, when shares are redeemed the proceeds may be more or less than original cost. (See "Factors Which May Affect the Value of the Trust's Investments and Their Yields.") The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. (See "Risks and Special Considerations Regarding Investment in Oregon Obligations.") Moreover, the Trust is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Trust's Assets.") The Trust may also, to a limited degree, buy and sell futures contracts and options on futures contracts, although since inception the Trust has not done so and has no present intention to do so. There may be risks associated with these practices. (See "Certain Stabilizing Measures.")

        Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual
Report and an audited Annual Report.

                    TAX-FREE TRUST OF OREGON
                        TABLE OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)
Maximum Sales Charge Imposed on Purchases                   4.00%
Maximum Sales Charge Imposed on Reinvested Dividends          .0%
Deferred Sales Charge++                                       .0%
Redemption Fees^                                              .0%
Exchange Fee                                                  .0%

ANNUAL TRUST OPERATING EXPENSES*
(as a percentage of average net assets)
Investment Advisory Fee                                     0.20%
12b-1 Fee (Service fee)                                     0.15%
All Other Expenses+                                         0.36%
Administration Fee                                          0.20%
Other Expenses+                                             0.16%
Total Trust Operating Expenses+                           2.0.71%

Example#                    1 year   3 years   5 years   10 years
You would pay the
following expenses on
a $1,000 investment,
assuming (1) 5% annual
return and (2)
redemption at the end
of each time period          $47        $62       $78       $125


*Based on amounts incurred during the most recent fiscal year of the Trust, restated to reflect new arrangements.

+Absent expense offset in custodian fees for uninvested cash balances, other expenses would have been incurred at the rate of 0.18% of average net assets and all other expenses would have been 0.38%. Absent this offset, total Trust operating expenses would have been incurred at the annual rate of 0.73%.

++Certain Shares purchased in transactions of $1 million or more without a sales charge, may be subject to a contingent deferred sales charge. See "Purchases of $1 million or More" on page 14.

^Certain Shares purchased before July 1, 1995 in transactions of $1 million or more may be subject to a redemption fee. (See
"Purchases of $1 Million or More.")

#The expense example is based upon the above shareholder transaction expenses (a sales charge of $40 for a $1,000 investment) and annual Trust operating expenses (0.71% of average net assets). It is also based upon an amount at the beginning of each year which includes the prior years assumed results. A year's results consist of an assumed 5% annual return less expenses at a 0.71% annual rate; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each column represents the cumulative expenses so determined for the period specified.


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% RATE FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. IN GENERAL, DECREASING SALES CHARGE RATES APPLY AS INVESTMENT SIZE INCREASES. (SEE "HOW TO INVEST IN THE TRUST").

The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. (See "Management Arrangements" for a more complete description of the various investment advisory and administration fees.) Nor should the assumed 5% annual return be interpreted as a prediction of an actual return, which may be higher or lower.


                             TAX-FREE TRUST OF OREGON
                               FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights as it relates to the five years ended September 30, 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Trust's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statments and related notes. On April 23, 1990, Aquila Management Corporation, originally the
Trust's Sub-Adviser and Administrator, became Administrator only.


                                Year ended September 30,

                     1995      1994      1993     1992       1991
Net Asset Value,
  Beginning
  of Period         $10.20    $10.95    $10.48   $10.15     $9.67

Income from
  Investment
  Operations:
   Net investment
   income            0.55      0.56      0.58      0.65      0.62
  Net gain (loss)
    on securities
    (both realized
    and unrealized)  0.39      (0.75)    0.50      0.29      0.49

  Total from
    Investment
    Operations       0.94      (0.19)    1.08      0.94      1.11

Less Distributions:
  Dividends from
    net investment
    income         (0.55)    (0.56)    (0.58)    (0.61)    (0.63)
  Distributions
   from capital
   gains           (0.04)      -       (0.03)      -         -


  Total
   Distributions   (0.59)    (0.56)    (0.61)    (0.61)    (0.63)

Net Asset Value,
  End of Period   $10.55    $10.20    $10.95    $10.48    $10.15


Total Return
  (not reflecting
  sales load)      9.52%     (1.77)%   10.64%    9.51%     11.83%

Ratios/Supplemental
  Data Net
  Assets, End
  of Period (in
  thousands)     $310,554  $316,317  $331,018  $249,953  $189,734
  Ratio of
    Expenses
    to Average
    Net Assets     0.71%     0.68%     0.66%     0.66%     0.71%
  Ratio of Net
    Investment
    Income to
    Average Net
    Assets         5.38%     5.28%     5.46%     5.87%     6.30%
Portfolio
  Turnover Rate      13%       11%       8%        11%       21%

Net investment income per share and the ratios of income and expenses to average net assets before expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment
   Income          $0.55     $0.56     $0.58     $0.65    $0.62
  Ratio of
    Expenses
    to Average
    Net Assets     0.73%     0.70%     0.68%     0.66%    0.73%
  Ratio of Net
    Investment
    Income to
    Average Net
    Assets         5.37%     5.26%     5.44%     5.87%    6.28%


                 1990      1989      1988      1987      1986<F*>
                 $9.76     $9.67     $9.11     $9.85     $9.60
                 0.66      0.73      0.61      0.65      0.17
                (0.11)     0.01      0.60      (0.71)    0.25
                 0.55      0.74      1.21      (0.06)    0.42
                (0.64)    (0.65)    (0.65)     (0.68)    (0.17)
                   -         -         -         -        -
                (0.64)    (0.65)    (0.65)    (0.68)    (0.17)
                $9.67     $9.76     $9.67     $9.11     $9.85
                5.76%     7.83%     13.66%    (0.59)%   4.06%<F1>
                $140,713  $122,096  $102,361  $92,990   $36,117
                0.71%     0.76%     0.80%     0.55%     0.61%<F2>
                6.55%     6.61%     6.77%     6.88%     6.33%<F2>
                 25%       45%       24%       17%       None
                $0.66     $0.73     $0.61     $0.62     $0.16
                0.73%     0.78%     0.82%     0.83%     1.21%<F2>
                6.53%     6.59%     6.75%     6.60%     5.73%<F2>

<F*> For the period from June 16, 1986 (commencement of operations) to
September 30, 1986.

<F1> Not annualized.

<F2> Annualized.

                          INTRODUCTION

     The Trust's shares are designed to be a suitable investment for investors who seek income exempt from Oregon State and regular Federal income taxes.

     You may invest in shares of the Trust as an alternative to direct investments in Oregon Obligations, as defined below, which may include obligations of certain non-Oregon issuers. The Trust offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Oregon Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Oregon Obligations. Through the convenience of a single security consisting of shares of the Trust, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Oregon Obligations.

     Oregon Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities. The Trust is the only active portfolio of the Cascades Trust.

                INVESTMENT OF THE TRUST'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Oregon State and regular Federal income taxes as is consistent with the preservation of capital, the Trust will invest in Oregon Obligations (as defined below). There is no assurance that the Trust will achieve its objective, which is a fundamental policy of the Trust. (See "Investment Restrictions.")

     As used in this Prospectus and the Additional Statement, the term "Oregon Obligations" means obligations, including those of certain non-Oregon issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and not subject to Oregon income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Oregon Obligations, and dividends which the Trust might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Trust may refrain entirely from purchasing these types of Oregon Obligations.

     The non-Oregon bonds or other obligations the interest on which is exempt under present law from regular Federal and Oregon income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Trust will not purchase Oregon Obligations of non-Oregon issuers unless Oregon Obligations of Oregon issuers of the desired quality, maturity and interest rate are not available. As an Oregon-oriented fund, at least 65% of the Trust's total assets will be invested in Oregon Obligations of Oregon issuers. The Trust invests only in Oregon Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

     In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for municipal obligations. So that the Trust will have a portfolio of quality oriented (investment grade) securities, the Oregon Obligations which the Trust will purchase must, at the time of purchase, either
(i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated, by Qualivest Capital Management, Inc., the Trust's investment adviser (the "Adviser"), subject to the direction and control of the Trust's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Oregon Obligation is downgraded such that it could not then be purchased by the Trust, or, in the case of an unrated Oregon Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Trust may purchase, it is the current policy of the Trust to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Trust's objectives; such obligation remains in the Trust's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Trust can purchase industrial development bonds only if they meet the definition of Oregon Obligations, i.e., the interest on them is exempt from Oregon State and regular Federal income taxes.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Trust, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Trust's assets. If the Trust had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Trust may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers. The Trust's assets, being primarily or entirely Oregon issues, are accordingly subject to economic and other conditions affecting Oregon. (See "Risk Factors and Special Considerations Regarding Investment in Oregon Obligations.")

Certain Stabilizing Measures

         The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful. Although the Trust has no current intention of using futures and options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Trust's Oregon Obligations caused by interest rate fluctuations. Futures and options could also provide a hedge against increases in the cost of securities the Trust intends to purchase.


        Although it does not currently do so, and since inception has not done so, the Trust may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Trust may also write and purchase put and call options on Futures.

     As a matter of fundamental policy the Trust will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. Under an applicable regulatory rule, the Trust will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Trust's assets. (See the Additional Statement.)

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Trust's portfolio and the prices of Futures or options purchased or sold by the Trust;
(ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Trust's hedging ability.

        For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Trust's portfolio is divergent from the debt securities underlying the hedging instrument. To date, the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Trust determines to use futures and options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30-days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Trust may purchase from financial institutions participation interests in Oregon Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Trust an undivided interest in the underlying Oregon Obligations in the proportion that the Trust's participation interest bears to the total amount of the underlying Oregon Obligations. All such participation interests must meet the Trust's credit requirements. See "Limitation to 10% as to Certain Investments."

When-Issued and Delayed Delivery Purchases

     The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Oregon Obligations so purchased are subject to market fluctuation and no interest accrues to the Trust until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Trust cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Trust's total assets, less liabilities other than the obligations created by when-issued commitments. If the Trust chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

Limitation to 10% as to Certain Investments

        The Trust cannot purchase Oregon Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Oregon Obligations as to which the Trust can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Trust will not invest more than 25% of its total assets in
(i) Oregon Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless this Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value of the Trust's
Investments and Their Yields

     The value of the Oregon Obligations in which the Trust invests will fluctuate depending in large part on changes in prevailing interest rates. If the prevailing interest rates go up after the Trust buys Oregon Obligations, the value of these obligations may go down; if these rates go down, the value of these obligations may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Oregon Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Trust may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risks and Special Considerations Regarding
Investment in Oregon Obligations

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on the Oregon Obligations contained in the portfolio of the Trust. Such information is derived from sources that are generally available to investors and is believed by the Trust to be accurate, but has not been independently verified and may not be complete.

     Oregon's economy is substantially diversified among many industries. The lumber and forest products industry, an industry highly susceptible to recessionary cycles, has long been a significant component of the State's economy. However, a political environment supporting the reduction of logging on public lands has taken its toll on this industry and the pursuit of protection for the spotted owl and wild salmon runs have severely curtailed logging in certain areas.

     As employment in the lumber and forest products industries has declined, other industries have been picking up the slack. 1994 saw many manufacturing plants lured to the State. The ultimate decision of whether to locate in the State depends on a company's ability to secure property tax breaks from the county in which its plant will be located. A relatively new State property tax exemption program grants counties the right to offer property tax breaks for new plants costing more than $100 million to build. The principal sources of State tax revenues are the personal income and corporate income taxes; Oregon does not have a sales tax. Recent attempts to institute a sales tax have been unsuccessful. A recent attempt to introduce a "transaction tax" was unsuccessful. As a result, State tax revenues are particularly sensitive to economic recessions.

     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with the resulting impact on the financial strength of State and local entities, will not adversely affect obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.

     Additionally, certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are existing limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have sought to amend the State Constitution to "freeze" or roll back such taxes. On November 6, 1990, Oregon voters approved a property tax limitation measure. The adoption of the tax limitation measure may have an adverse effect on the general financial condition of cities, counties, school districts and other districts and may in some cases impair their ability to pay principal and interest on obligations. The tax limitation measure does permit tax levies to pay interest and principal on bonds issued on or before November 6, 1990, as well as indebtedness authorized by the Oregon Constitution (bonds issued by the State of Oregon under specific constitutional provisions), and general obligation bonds approved by the voters for capital construction or improvements. (See the Additional Statement for information about the tax limitation measure.)

     At present, it is difficult to assess the impact of the tax limitation measure, in part, because it will not be fully phased in until 1995-1996. In addition, the effect of this measure is also dependent on whether alternative revenue sources are obtained and, if so, the type and amount of such revenues. The adoption of the tax limitation measure may have an adverse effect on the general financial condition of affected cities, counties, school districts and other districts, and may, in some cases, impair their ability to pay obligations other than general obligation bonds. In addition, the adoption of the tax limitation measure will require the Legislature to provide funds from its general fund to replace tax revenues lost by the public school system through fiscal year 1995-96. This could have an adverse effect on the State's credit rating, particularly if alternative revenue sources are not obtained. Moreover, the tax limitation measure might contract the overall size of the Oregon municipal bond market and might have some adverse effect on the value of the Trust's portfolio. See the Additional Statement.

        The Oregon Constitution reserves to the people of the State initiative and referendum powers pursuant to which measures designed to amend the State Constitution or enact legislation can be placed on the statewide general election ballot for consideration by the voters. Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for statewide general elections. From the 1988 elections through those of 1994, both the number of such petitions that qualified and the number of such petitions that were approved by the voters have increased. It is not possible to predict what petitions will qualify for submission to the voters in 1996 nor which will be approved.

     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself. Consequently, the market price of such other bonds may be changeable. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Trust's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Trust's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1.   The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than the Oregon
Obligations meeting the standards stated under "Investment of the Trust's Assets"; the Trust can also purchase and sell Futures and options on them within the limits there discussed.

2.   The Trust has industry investment requirements.

     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3.   The Trust cannot make loans.

     The Trust can buy those Oregon Obligations which it is permitted to buy (see "Investment of the Trust's Assets"); this is investing, not making a loan. The Trust cannot lend its portfolio securities.

4. The Trust can borrow only in limited amounts for special purposes.

     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. The Trust will not borrow to purchase Oregon Obligations or to increase its income, but only to meet redemptions so that it will not have to sell Oregon Obligations to pay for redemptions. Interest on borrowings would reduce the Trust's income. Except in connection with borrowings, the Trust will not issue senior securities. The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

        The Trust's net asset value and offering price per share are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). However, Futures and options on them are valued at the close of the principal commodities exchange on which they are traded, which may be later than 4:00 p.m. New York time. The net asset value per share is determined by dividing the value of the net assets of the Trust (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Trust's assets is subject to the direction and control of the Trust's Board of Trustees. In general, it is based on market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   HOW TO INVEST IN THE TRUST

        The Trust's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. The applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

        The minimum initial investment is $1,000, except as otherwise stated in this Prospectus or the Additional Statement . You may also make an initial investment of at least $100 by establishing an Automatic Investment Program for Automatic investments of at least $100 per month and paying $100. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Trust. With subsequent investments, please send the pre-printed stub attached to the Trust's confirmations.

         Subsequent investments of $50 or more can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Trust may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

        The offering price is the net asset value per share plus a sales charge. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Trust shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Trust's best interest to do so.

     The following table shows the amount of the sales charges to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions"):


                         Sales          Sales          Commis-
                         Charge         Charge         sions
                         as             as             as
                         Percentage     Approximate    Percentage
                         of Public      Percentage     of
Amount of                Offering       of Amount      Offering
Purchase                 Price          Invested       Price

Less than $25,000......  4.00%          4.17%          3.00%
$25,000 but less
   than $50,000........  3.75%          3.90%          3.00%
$50,000 but less
   than $100,000.......  3.50%          3.63%          2.75%
$100,000 but less
   than $250,000.......  3.25%          3.36%          2.75%
$250,000 but less
   than $500,000.......  3.00%          3.09%          2.50%
$500,000 but less
   than $1,000,000.....  2.50%          2.56%          2.25%

For purchase of $1 million or more see "Purchase of $1 Million or More," below.



        The above schedule of sales charges is applicable to purchases by a "single purchaser," i.e.: (a) an individual; (b) an individual together with his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts;
(c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; and (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of shares of the Trust. Additional compensation may include payment or partial payment for advertising of the Trust's shares, payment of travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Trust's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Except as set forth below under "Purchases of $1 Million or More," the cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Trust will affect the price you pay for shares or the amount that the Trust will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Purchase of $1 Million or More

         Shares issued in purchases of $1 million or more by a single purchaser are called "CDSC Shares." CDSC shares also include certain shares issued in purchases of $1 million or more under the program captioned "Other Investment Companies" - "Special Dealer Arrangements," below. (CDSC Shares do not include (i) shares purchased without sales charge pursuant to the terms described under "General," below and (ii) shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.)

        When you purchase CDSC Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more, if the CDSC Shares remain outstanding for a period of at least one year. A pro-rata portion of this fee will be payable for each day the CDSC Shares are outstanding in the one-year period following issuance of such shares. The fee payable for each calendar quarter will be made within fifteen days of the end of that quarter.

        If you redeem all or part of your CDSC Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of (i) the net asset value of your redeemed CDSC Shares at the time of purchase or
(ii) the net asset value of your CDSC Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges." The special charge does not apply to shares acquired through the reinvestment of dividends on CDSC Shares or to any CDSC Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Shares you have held the longest are the first CDSC Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Shares and non-CDSC Shares the non-CDSC Shares will be redeemed first.

        The exchange privilege described below (see "Exchange
Privilege") is not available for CDSC Shares of the Trust until four years after the date of issuance of such shares.

        If you have purchased shares of the Trust in the amount of $1 million or more without a sales charge pursuant to the provisions relating to such purchases before July 1, 1995, the following provisions continue to apply to such shares:

        If you redeem all or part of such shares before the shares have been outstanding for two years, you will be required to pay to the Trust a special redemption fee in an amount equal to 1% if the redemption occurs within the first year, and 0.50 of 1% if the redemption occurs within the second year, of the lesser of the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption. This fee will apply to redemptions of shares purchased without a sales charge pursuant to a Letter of Intent as described below under "Reduced Sales Charges." The exchange privilege described below (see "Exchange Privilege" ) is not available for such share until two years after the date of issuance of such shares.

Systematic Payroll Investments

     If your employer has established with the Trust a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Trust through a Payroll Plan. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Trust. An investment in the Trust will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Trust receives the funds from your employer. The Trust will send a confirmation of each transaction to you. To change the amount of or to terminate the payroll investment program (which could take up to ten days), you must notify your employer.

Reduced Sales Charges

        Right of Accumulation: If you are a "Single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of shares if the cumulative value (at cost or current net asset value, whichever is higher) of the shares you have previously purchased with a sales charge, together with the shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of shares of the Trust through a single selected dealer or through the Distributor. Shares of the Trust which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Shares may be purchased at the next determined net asset value by the Trust's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

        The Trust permits the sale of its shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase, you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

        Certain Investment Companies: Shares of the Trust may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge , including a contingent deferred sales charge , has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

        1. A completed Application (included in the Prospectus) and payment for the shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Trust, Administrative Data Management Corp. (This instruction replaces the mailing address contained on the Application.)

        2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

        3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

        The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

        Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Trust) will pay to any dealer effecting a purchase of shares of the Trust of $1 million or more using the proceeds of a Qualified Redemption the same amounts described under "Purchases of $1 Million or More," above on the same terms and conditions. Shares of the Trust issued in such a transaction will be CDSC shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the contingent deferred sales charge described under "Purchases of $1 Million or More," above, on the same terms and conditions. The Exchange Privilege described below is not available during the four year period from the date of purchase with respect to CDSC shares. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Trust (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless you so request in writing to the Agent. If certificates are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates. No certificates will be issued for fractional shares or to shareholders who have elected Automatic Investment or Telephone Investment (see "How to Invest in the Trust" above) or Expedited Redemption (see "How to Redeem Your Investment" below).

     The Trust and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Trust has adopted a Distribution Plan under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule.

        Under the Distribution Plan, in effect at the date of this prospectus, subject to the direction and control of the Board of Trustees, the Trust is authorized to make payments ("Permitted Payments") to Qualified Recipients, which Permitted Payments shall be made directly, or through the Distributor as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year) of 0.15 of 1% of average annual net assets of the Trust "Qualified Recipients" means broker-dealers or others selected by the Distributor including but not limited to any principal underwriter of the Trust with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. After July 1, 1995 whenever the Trust makes the Permitted Payments the advisory fee and administration fee otherwise payable by the Trust will be reduced to an aggregate annual rate of 0.40 of 1% of the Trust's average annual net assets. (See "Management Arrangements.")

        Payments under the Plan commenced as of July 1, 1994.
During the fiscal year ended September 30, 1995, $230,866 was paid under the Plan to Qualified Recipients, of which $4,260 was paid to the Distributor. (See the Additional Statement for a description of the Distribution Plan.)

     Another part of the Distribution Plan is designed to protect against any claim against or involving the Trust that some of the expenses which might be considered to be sales-related which the Trust pays or may pay come within the purview of the Rule. The Trust believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Trust pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Trust shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of CDSC Shares). Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Trust, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDCS Shares (see "Purchases of $1 Million or More") there are no redemption fees or withdrawal penalties. A redemption may result in a transaction taxable to you.


        If a selected dealer or other financial institution serves as shareholder of record for your shares, you must redeem through that institution, which is responsible for the prompt transmission of redemption requests. If your shares are registered in your name at the Trust and a selected dealer or other institution maintains records of your account, that institution can assist you with your redemption; in some cases, you must redeem through that institution. In all other cases, you may make a redemption request directly to the Agent using the procedures described below.

     For your convenience the Trust offers expedited redemption to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

        See "Redemption Payments", below for payment methods. Your name , account number and address of record must be supplied.

     To redeem an investment by this method, telephone:

             800-872-6735 toll free or 908-855-5731

        Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

        2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management Corp.,
     Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments", below for payment methods.

     If you wish to use the above procedures you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Trust. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

        1. Certificate Shares. Certificates representing shares to be redeemed should be sent in blank (unsigned) to the Trust's Shareholder Servicing Agent: Administrative Data Management Corp.,
Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.


        For your own protection, it is essential that certificates be mailed separately from signed redemption documentation. Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

        For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), The Stock Exchanges Medallion Program (SEMP) or The New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

        2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Trust, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn:
Aquilasm Group of Funds,  581 Main Street, Woodbridge, NJ
07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Trust);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

        Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Trust may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Trust has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If you use a dealer to arrange for a redemption, it may charge you a fee for this service.

     The Trust will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or
(iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Trust, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

        The Trust has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares on which a sales charge was paid, or which were received in exchange for shares on which a sales charge was paid, in shares of the Trust at the net asset value next determined after the Agent's receipt of the reinvestment order. This reinvestment privilege may be exercised only once a year. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase shares of the Trust having a net asset value of at least $5,000. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in this Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

     Purchase of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Trust's Trustees and officers and provides further information about them.

The Advisory Agreement

     Qualivest Capital Management, Inc. (the "Adviser"), a subsidiary of U.S. Bancorp, supervises the investment program of the Trust and the composition of its portfolio. The principal subsidiary of U.S. Bancorp is United States National Bank of Oregon.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and for either keeping the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

        Under the Advisory Agreement, the Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, such annual fee is payable at the rate of 0.20 of 1% of all of the Trust's average annual net assets. (Since the Administrator also receives a fee from the Trust under the Administration Agreement, the total investment advisory and administration fees which the Trust pays are at the annual rate of 0.50 of 1% of such net assets, or, for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust above the Base Amount, at 0.40 of 1% of such net asset value; see below.) Effective July 1, 1995, such combined annual fees are payable at the rate of 0.40 of 1% of all of the Trust's average annual net assets for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of any such fee.

     Under the Advisory Agreement, the Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Trust; see the Additional Statement. Under these provisions, the Adviser is authorized to consider sales of shares of the Trust or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Trust.

The Administration Agreement

     Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator. Prior to April 23, 1990, Aquila Management Corporation acted as sub-adviser and administrator under a sub-advisory and administration agreement, performing substantially the same functions for the same compensation.

     Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include but are not limited to maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its shareholder servicing agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

        Under the Administration Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.25 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the
Trust based upon the assets of the Trust , such annual fee   is
payable at the rate of 0.20 of 1% of all of the Trust's average annual net assets. The Administrator has agreed that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

Information as to the Adviser,
the Administrator and the Distributor

     The Adviser is a subsidiary of U.S. Bancorp ("Bancorp") and its subsidiary, United States National Bank of Oregon ("USNB"). Bancorp is a $21 billion superregional financial services holding company organized under the laws of Oregon in 1968. USNB, headquartered in Portland, is a national banking association, chartered in 1891. It offers a wide variety of full-service and commercial banking operations in over 200 locations in Oregon. Other services of Bancorp and it subsidiaries include mortgage banking, lease financing, consumer financing, commercial finance, international banking, investment advisory, insurance agency and credit life insurance services, discount brokerage and venture capital. As of September 30, 1994, the Adviser had under management nearly $5.2 billion in assets. See the Additional Statement as to the legality, under the Glass-Steagall Act, of the Adviser acting as the Trust's investment adviser. In general, under that Act, the Adviser will not, among other things, be involved in the promotion or distribution of shares of the Trust.

     Mr. Edgar M. Potts, with the position of Fixed-Income Manager, is the officer of the Adviser who manages the Trust's portfolio. He has served as such since the Trust's inception in 1986. He has been employed by the Adviser since 1977, before that by the Adviser's parent company, U.S. National Bank. He has 35 years of investment experience in those positions and in other financial institutions. He has a B.S. in economics from Georgetown University.

        Mr. Stephen J. Galiani is the backup portfolio manager. Mr. Galiani has been employed by the Adviser since 1994. He was president of Galiani Asset Management, a private investment advisory firm from 1990 to 1994. Prior to owning his own firm, Mr. Galiani was Vice President and Senior Portfolio Manager of the municipal bond mutual funds for the Keystone family of mutual funds with over $2 billion in municipal debt assets. Before managing Keystone mutual funds, Mr. Galiani was Vice President and Portfolio Manager of municipal bond portfolios for the Eaton Vance Corporation. Mr. Galiani has an MBA from Boston University, School of Management.

        The Trust's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds , money market funds and an equity fund. As of September 30, 1995, these funds had aggregate assets of approximately $2.6 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy
B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann .

        For the fiscal year of the Trust ended September 30, 1995, fees of $729,908 were paid or accrued to each of the Adviser and the Administrator.

        The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, six money market funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Trust will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued . As such net income will vary, the Trust's dividends will also vary.

      It is the Trust's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

        Redeemed shares continue to earn dividends through and including the day which is the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the day which is the third on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined (see "How To Redeem Your Investment").

        Net investment income includes amounts of income from the Oregon Obligations in the Trust's portfolio which are allocated as "exempt-interest dividends" (see below) and is therefore exempt from regular Federal income tax. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Trust's tax year. Such designation will normally be made in the first month after the end of each of the Trust's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended September 30, 1995, ***% of the Trust's dividends were "exempt-interest dividends." For the calendar year 1995, 0.74 of 1% of the total dividends paid were taxable as ordinary income and 1.76% were taxable as long-term capital gains. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Trust's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any), if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Trust at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Trust are not entitled to any deduction for dividends received from the Trust.

Tax Information

     The Trust qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Trust might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Trust intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Trust on Oregon Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Trust on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Trust will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Trust shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but carried forward by the Trust to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Oregon Obligations will be long-term or short-term depending upon the length of time the Trust has held such obligations. Capital gains and losses of the Trust will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on Futures and options held by the Trust at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Trust as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Trust by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income. Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Trust will not invest in the types of Oregon Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Trust.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

        As of the date of the Prospectus, Congress is considering a number of changes affecting taxation. It is not possible to predict which, if any, of such changes will become law.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. The gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Oregon Tax Information

     Individual shareholders of the Trust, resident in Oregon, will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Oregon and its political subdivisions and authorities or on obligations issued by or under the authority of the governments of Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands, provided that the Trust complies with the requirement of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) thereof.

     Other distributions from the Trust, including all long-term and short-term capital gains, will generally not be exempt from Oregon income tax.

     Trust distributions are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     Shares of the Trust will not be subject to the Oregon property tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                       EXCHANGE PRIVILEGE

        There is an exchange privilege as set forth below among this Trust and certain tax-free municipal bond funds and an equity fund (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila-sponsored Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares), Prime Cash Fund and Churchill Cash Reserves Trust.

        The exchange privilege is not available for shares of the Trust purchased in the amount of $1 million or more without a sales charge until four years after the date of issuance of such shares, for such shares purchased after July 1, 1995 and for two years for such shares purchased before that date. (See "Purchase of $1 Million or More.")

     Under the exchange privilege, once any applicable sales charge has been paid on shares of any Bond or Equity Fund, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Bond or Equity Funds without the payment of any additional sales charge.

     The "Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase with payment of any applicable sales charge, or which were received in exchange for shares of another Bond or Equity Fund on which any applicable sales charge was paid; (b) acquired by exchange for shares of a Money-Market Fund with payment of the applicable sales charge; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); or (d) acquired as a result of reinvestment of dividends and/or distributions on otherwise Eligible Shares.

     If you own Eligible Shares of any Bond or Equity Fund, you may exchange them for shares of any Money-Market Fund or the shares of any other Bond or Equity Fund without payment of any sales charge.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for shares of any Bond or Equity Fund without payment of any sales charge.

     Shares of a Money-Market Fund may be exchanged for shares of another Money-Market Fund or of a Bond or Equity Fund; however, if the shares of a Money-Market Fund were not acquired by exchange of Eligible Shares of a Bond or Equity Fund or of shares of a Money-Market Fund acquired in such an exchange, they may be exchanged for shares of a Bond or Equity Fund only upon payment of the applicable sales charge. The shares of the Bond or Equity Fund so acquired are then Eligible Shares.

     This Trust, as well as the other Money-Market Funds and Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, this Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

        All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

      If a selected dealer or other financial institution serves as shareholder of record for your shares, you must effect an exchange through that institution, which is responsible for the prompt transmission of your request. If your shares are registered in your name at the Trust and a selected dealer or other institution maintains records of your account, that institution can assist you with your exchange; in some cases, you must effect exchanges through that institution. In all other cases, you may make an exchange request directly to the Agent using the procedures described below.

        If you have elected the Telephone Exchange feature on the Application, the Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-872-6735 toll free or 908-855-5731

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     If you have not elected the Telephone Exchange feature, you must complete and return a form which is available from the Distributor.

        Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares. See "How to Invest in the Trust".

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

        Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market
Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal Bond Fund or a tax-free Money-Market Fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a Bond Fund or a tax-free Money-Market Fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Trust's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes sales charge) for 1- and 5-year periods and for a period since the inception of the Trust, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Trust may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Current yield reflects the income per share earned by each of the Trust's portfolio investments; it is calculated by (i) dividing the Trust's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Trust, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Trust's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Trust's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's distribution rate (calculated as indicated above). The current distribution rate, unlike yield figures, is not limited to investment performance, but takes into account expenses as well; it also differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against Trust income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge on the purchase of shares, but not on reinvestment of income dividends for which the Trust does not impose a sales charge. The investment results of the Trust, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Trust's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Trust contains additional performance information that will be made available upon request and without charge.

Description of the Trust and its Shares

     The Trust is a series of The Cascades Trust (the "Business Trust") formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

     The Business Trust is an open-end, non-diversified management investment company organized as a Massachusetts business trust.
(See "Investment of the Trust Assets" above for further information about the Trust's status as "non-diversified").

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Business Trust. Each share represents an equal proportionate interest in the Trust with each other share. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses, if any, of the Business Trust will be allocated among the series in a manner acceptable to the Board of Trustees. Upon liquidation of a series, shareholders of the series are entitled to share pro-rata in the net assets of that series available for distribution to shareholders and upon liquidation of the Business Trust, the respective series are entitled to share proportionately in the assets available to the Business Trust after allocation to the various series. All shares are presently of the same class; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Business Trust may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

        As of January 2, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ held of record 2,664,986 shares (9.5%) of the Trust and BHC Securities, Inc.,
2005 Market Street, Philadelphia, PA held of record 2,781,768 shares (9.5%) of the Trust. The Trust's management is not aware of any other person owning of record or beneficially 5% or more of the Trust's outstanding shares as of that date. On the basis of information received from those record owners, the Trust's management believes that all of such shares are held for the benefit of brokerage clients.

   Additional Classes

     The Trust believes it would be desirable to offer additional classes of shares (the "Multiple-Class System") in order to accommodate, in a cost-effective manner, the service desires and requirements of a variety of investors. The creation of other classes will have no effect upon the shares of the Trust now outstanding or those which would be outstanding at such time as the Trust begins offering shares of other classes.

     It is anticipated that the Trust will offer three classes of shares: Front-Payment Class Shares ("Class A"), Level-Payment Class Shares ("Class C"), and Institutional Class Shares ("Class Y"). Retail investors will be entitled to purchase Front-Payment Shares or Level-Payment Shares or both. Institutional Class Shares will be offered only to institutions acting for investors in a fiduciary, advisory, agency custodial or similar capacity, and will not be offered directly to retail customers.

     The Trust believes that such Multiple-Class System might enhance the scope and depth of its services to existing and potential shareholders and permit it to facilitate the distribution of its securities to a further degree. The Multiple-Class System offers the flexibility of tailoring the payment for shares of the Trust to the needs and circumstances of the clients of broker-dealer firms, financial institutions and other organizations. Moreover, to the extent that assets increase in the Trust due to sale of shares through the Multiple-Class System, owners of all classes of shares might benefit from the spreading of the Trust's fixed operating costs over the larger asset base to a greater extent than might otherwise be the case. There is, of course, no assurance that any of these desired results will be achieved.

     Implementation of a Multiple-Class System is subject to a number of conditions. These include: a favorable ruling from the Internal Revenue Service that implementation of the Multiple-Class System will not affect the Trust's status as a regulated investment company under the applicable provisions of the Internal Revenue Code; the filing and effectiveness of a post-effective amendment to the Trust's Registration Statement to register with the Securities and Exchange Commission shares of such classes for sale to investors; and registration with various state securities authorities of the shares of the Trust. While it is anticipated that each of these conditions will be accomplished, there is no assurance that this will be the case.

     Shares of the new classes ("Class C Shares and Class Y Shares") will not be available for purchase unless and until the foregoing conditions are met. At such time, all shareholders of the Trust will be advised as to the availability of shares in the new classes. It is anticipated that the Trust will be able to offer shares of the new classes in the Spring of 1996.

Voting Rights

     At any meeting of shareholders, shareholders of the Trust are entitled to one (1) vote for each dollar of net asset value
(determined as of the record date for such meeting) for each full share held (and fractional votes for fractional shares held).

     Rule 18f-2 under the Investment Company Act of 1940 provides that matters submitted to shareholders affecting any series must be approved by a majority of the outstanding voting securities of such series, voting separately from the other series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirement.

     Except that the Board of Trustees may change the name of the Business Trust, no other amendment may be made to the Declaration of Trust without the affirmative vote of the holders of the outstanding shares of the Business Trust having a majority of its net asset value, and if the amendment affects any series of the Business Trust, the affirmative vote of the holders of the outstanding shares with a majority of the net asset value of that series. The Business Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Business Trust, in either case if such action is approved by the vote of the holders of the outstanding shares of the Business Trust having a majority of its net asset value and by the holders of the outstanding shares of each series having a majority of the net asset value of such series. If not so terminated, the Business Trust will continue indefinitely.

[LOGO]             APPLICATION FOR TAX-FREE TRUST OF OREGON
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                       ADM, ATTN: AQUILA SM GROUP OF FUNDS
                 581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                              1-800-872-6735

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1 & 2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered
1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodians First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minors First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minors Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title

B. MAILING ADDRESS AND TELEPHONE NUMBER


____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employers Address:__________________________________________________
                   Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident andnot subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

Make check payable to:  TAX-FREE TRUST OF OREGON
Amount of investment $ _________________ Minimum initial investment $1,000

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.
Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:
___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend.
    (A Financial Institution is a commercial bank, savings bank or credit union.)
___ Mail check to my/our address listed in Step 1.


C. LETTER OF INTENT
(Check appropriate box)
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No


  I/We intend to invest in shares of the Trust during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Trust shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:
___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000  ___  $1,000,000 ___ $2,500,000 ___ $5,000,000

STEP 3
SPECIAL FEATURES
A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Oregon Account. To establish this program, please complete Step 4, Sections A & B of this Application.
I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No


    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-872-6735. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. AUTOMATIC WITHDRAWAL PLAN
(Minimum investment $5,000)
Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:
Dollar Amount of each withdrawal $ ______________beginning_______________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly
    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.
TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-872-6735
    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed. TO MAKE AN EXPEDITED REDEMPTION, CALL THE AGENT AT 1-800-872-6735
    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Trust account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing Number
_______________________________   ____________________________________
  Street                            City   State Zip

STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.
I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.
I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above
So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED
- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.

SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.
- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.
- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-872-6734 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.

TERMS OF LETTER OF INTENT AND ESCROW
      By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
      The escrow shall operate as follows:
1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Trust by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Trust.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS
By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.
4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.
5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.
6. The Planholder may, at any time, instruct the Agent by written notice
   (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.
10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Qualivest Capital Management, Inc.
A subsidiary of U.S. Bancorp and its subsidiary, United States National Bank of Oregon
111 S.W. Fifth Avenue
U.S. Bancorp Tower
Portland, Oregon 97204

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Warren C. Coloney
James A. Gardner
Diana P. Herrmann
Ann R. Leven
Raymond H. Lung
Richard C. Ross

OFFICERS
Lacy B. Herrmann, President
W. Dennis Cheroutes, Senior Vice President
Sally Wilson Church, Vice President
Nancy Kayani, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
   581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
   Hollyer Brady Smith Troxell
  Barret Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights                                  2
Table Of Expenses                           4
Financial Highlights                        5
Introduction                                6
Investment Of The Trusts Assets             6
Investment Restrictions                    11
Net Asset Value Per Share                  12
How To Invest In The Trust                 12
How To Redeem Your Investment              18
Automatic Withdrawal Plan                  21
Management Arrangements                    21
Dividend And Tax Information               24
Exchange Privilege                         28
General Information                        30
Application and Letter of Intent

AQUILA
[EAGLE LOGO]
TAX-FREE TRUST
OF OREGON
[LOGO]
A tax-free
income investment

A Series of The Cascades Trust

PROSPECTUS

One of The
Aquilasm Group of Funds

                    Tax-Free Trust of Oregon
                 380 Madison Avenue  Suite 2300
                    New York, New York 10017
                   800-USA-OREG (800-872-6734)
                          212-697-6666

               Statement of Additional Information
                       January 31,  1996

        This Statement of Additional Information (the "Additional Statement") is not a Prospectus. The Additional Statement should be read in conjunction with the Prospectus (the "Prospectus") dated January 31, 1996, of Tax-Free Trust of Oregon (the "Trust"), which may be obtained from the Trust's Shareholder Servicing Agent, Administrative Data Management Corp. by writing to it at: 581 Main Street, Woodbridge, NJ 07095-1198 or by calling the following numbers:

             800-872-6735 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at 380 Madison Avenue, Suite 2300, New York, New York 10017; or by calling:

             800-872-6734 toll free or 212-697-6666


        The Annual Report of the Trust for the fiscal year ended
September 30,  1995, will be delivered with the Additional
Statement.

                        TABLE OF CONTENTS

Investment of the Trust's Assets . . . . . . . . . . . . . . . .2
Municipal Bonds  . . . . . . . . . . . . . . . . . . . . . . . .7
Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .9
Investment Restrictions  . . . . . . . . . . . . . . . . . . . 12
Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . 13
Limitation of Redemptions in Kind  . . . . . . . . . . . . . . 16
Trustees and Officers  . . . . . . . . . . . . . . . . . . . . 16
Additional Information as to Management Arrangements . . . . . 23
Computation of Net Asset Value . . . . . . . . . . . . . . . . 26
Automatic Withdrawal Plan  . . . . . . . . . . . . . . . . . . 27
Additional Tax Information . . . . . . . . . . . . . . . . . . 28
General Information  . . . . . . . . . . . . . . . . . . . . . 28
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . 30

                INVESTMENT OF THE TRUST'S ASSETS

     The investment objective and policies of the Trust are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Oregon
Obligations."

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Oregon Obligations which the Trust may purchase.

        The table below gives information as to the percentage of Trust net assets invested, as of September 30, 1995, in Oregon
Obligations in the various rating categories:


        Highest rating (1)                                  43.6%
     Second highest rating (2)                              47.9%
     Third highest rating (3)                                7.2%
     Fourth highest rating (4)                               0.2%
     Not rated:                                              1.2%
                                                       100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

     The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Trust will meet its commitments by selling the Oregon Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     The Trust is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange traded options based on Futures as a possible means to protect the asset value of the Trust during periods of changing interest rates, although in fact the Trust may never do so. The following discussion is intended to explain briefly the workings of Futures and options on them.

     Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates, making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government financial futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Trust may also purchase and sell exchange related call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.


     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on them to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity and limits on upward or downward price movement which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account with its custodian bank Oregon Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Trust must operate within certain restrictions as to its long and short positions in Futures under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that the Trust will operate within such restrictions. Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain with its custodian bank as to its Futures and options activities due to requirements other than those of the CFTC Rule; the Trust will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of an obligation to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" Futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short Futures position.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                         MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.

Oregon Property Tax Restrictions

     On November 6, 1990, Oregon voters approved a property tax limitation measure. When the tax limitation measure is fully phased in, it limits the amount of taxes which may be imposed by local governments upon property to $15 per $1,000 of real market value. Property taxes to fund the public school system decrease from a maximum of $15 per $1,000 in fiscal year 1991-92 to $5 per $1,000 in 1995-96 and thereafter. Property taxes to fund government operations other than the public school system are limited to $10 per $1,000 in fiscal year 1991-92 and thereafter. Property taxes are categorized as those revenues raised to fund the public school system (defined as educational or support services by any government from pre-kindergarten through post-graduate training) and those used to fund all government operations other than the public school system.

        The State Legislature is required to replace from the State's general fund the revenues lost by the public school system during the fiscal years 1991-92 through 1995-96. The amount of each year's replacement revenue is calculated by using the loss of school property tax revenue in each prior year plus six percent. The State is obliged to replace funds lost from property taxes; however, it is under no obligation to maintain levels of State school support from other sources at previous levels. Therefore the total amount of funding available to school districts for operations is expected to be reduced. The impact on each school district will vary.

     At present, it is difficult to assess the impact of the tax limitation measure, in part, because it will not be fully phased in until fiscal year 1995-1996. In addition, the effect of the measure is also dependent on whether alternative revenue sources are obtained and, if so, the type and amount of such revenues. The adoption of the tax limitation measure may have an adverse effect on the general financial condition of affected cities, counties, school districts and other districts, and may, in some cases, impair their ability to pay obligations other than general obligation bonds. In addition, the adoption of the tax limitation measure will require the Legislature to provide funds from its general fund to replace tax revenues lost by the public school system through fiscal year 1995-96. This could have an adverse effect on the State's credit rating, particularly if alternative revenue sources are not obtained. Moreover, the tax limitation measure might contract the overall size of the Oregon municipal bond market and might have some adverse effect the value of the Trust's portfolio.

                           PERFORMANCE

     As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods. Each of these and other methods that may be used by the Trust are described in the following material.

Total Return

        Average annual total return is determined by finding the average annual compounded rates of return over 1- and 5-year periods and a period since the inception of the operations of the Trust (on June 16, 1986) that would equate an initial hypothetical $1,000 investment to the value such an investment would have if it were completely redeemed at the end of each such period. The calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase, that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

        Investors should note that the maximum sales charge (4%) of the offering price, reflected in the following quotations is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust.

        The average annual compounded rates of return for the Trust for the 1- and 5-year periods ended September 30, 1995, were 5.09% and 6.96%, respectively. The average annual compounded rate of return for the Trust from inception to September 30, 1995, was 7.01%.

     These figures were calculated according to the following SEC formula:
                                    n
                              P(1+T)  = ERV
where:

P    =    a hypothetical initial payment of $1,000

T    =    average annual total return

n    =    number of years

ERV  =    ending redeemable value of a hypothetical $1,000 payment
          made at the beginning of the 1- and 5-year periods or the period since inception, at the end of each such period.

        As discussed in the Prospectus, the Trust may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above. The total returns for the Trust for the 1- and 5-year periods ended September 30, 1995 were 5.09% and 39.98%, respectively. The total return for the Trust from inception to September 30, 1995, was 87.67%. In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.

Yield

        Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period net of fee waivers and reimbursements of expenses, if any. The yield for the Trust for the 30-day period ended on September 30, 1995, (the date of the Trust's most recent audited financial statements, which are included in the Trust's Annual Report for the year ended September 30, 1995) was 4.24%.

     These figures were obtained using the Securities and Exchange Commission formula:

                                        6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd
where

a    =    interest earned during the period

b    =    expenses accrued for the period (net of waivers and
          reimbursements)

c    =    the average daily number of shares outstanding during the
          period that were entitled to receive dividends

d    =    the maximum offering price per share on the last day of
          the period

Taxable Equivalent Yield

        The Trust may also quote a taxable equivalent yield which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Oregon income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any). The taxable equivalent yield for the Trust for the 30-day period ended on September 30, 1995 (the date of the Trust's most recent audited financial statements, which are included in the Trust's annual report for the year ended September 30, 1995) was 7.83%.

        The Oregon and the combined Oregon and Federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 9.0% and 46.12%, respectively. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax- free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by
(iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains. If distribution rates are published, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

Other Performance Quotations

     With respect to those categories of investors who are permitted to purchase shares of the Trust at net asset value, the Trust may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current net asset value of the Trust and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940
Act) of the Trust's outstanding shares vote to change them. Under that Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Trust or its Adviser individually owning beneficially more than 0.5 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

     The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

     The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     As used in the Trust's Distribution Plan (the "Plan") "Qualified Recipients" means broker-dealers or others selected by the Distributor including but not limited to any principal underwriter of the Trust with which the Distributor has entered into written agreements ("Related Agreements") contemplated by the Rule and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts.

     "Qualified Holdings" means, as to any Qualified Recipient, all Trust shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such Trust shares and/or in providing administrative assistance in relation thereto.

     At the present time most of the outstanding shares of the Trust would be considered Qualified Holdings of various broker-dealers unaffiliated with the Distributor, including a broker-dealer affiliated with the Adviser. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan, except that shares representing investment in the Trust by the Adviser of assets over which it has control will not be considered Qualified Holdings of any person.

        Under the Plan, subject to the direction and control of the Trustees, through June 30, 1995, the Trust was authorized to make payments ("Permitted Payments") to Qualified Recipients, which Permitted Payments shall be made directly, or through the Distributor as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year) of 0.05 of 1% of average annual net assets of the Trust with respect to net assets of the Trust up to $360 million and at an annual rate of
0.15 of 1% with respect to such assets above $360 million; effective July 1, 1995 such payments will be made at the rate of
0.15 of 1% of all such net assets. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     Under the Plan the Distributor will have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Permitted Payments, if any, to each Qualified Recipient provided that the total Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.

     The Distributor is authorized under the Plan, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Administrator or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.

     Another part of the plan states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information, and the costs of printing and mailing of all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, setting in type, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares;
(iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance;
(viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that whenever, the Administrator (i) makes any payment directly or through the Distributor for additional compensation to dealers in connection with sales of shares of the Trust which additional compensation may include payment or partial payment for advertising of the Trust's shares, payment of travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences, or other items described in the Trust's prospectus, in amounts that will not exceed the amount of the sales charges in respect of sales of shares of the Trust effected through such participating dealers whether retained by the Distributor or reallowed to participating dealers, or (ii) bears the costs, not borne by the Trust's Distributor, of printing and distributing all copies of the Trust's prospectuses, statements of additional information and reports to shareholders which are not sent to the Trust's shareholders, or the costs of supplemental sales literature and advertising, such payments are authorized.

     The Plan states that it is recognized that, in view of the bearing by the Administrator of certain distribution expenses, the profits, if any, of the Administrator are dependent primarily on the administration fees paid by the Trust to the Administrator and that its profits, if any, would be less, or losses, if any, would be increased due to the bearing by it of such expenses. If and to the extent that any such administration fees paid by the Trust might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Trust, the payment of such fees is authorized by the Plan.

     The purpose of these provisions are to allow the Administrator to assist in marketing of the Trust's shares to the extent it determines that it is desirable to do so; the Administrator is not obligated to make any of the foregoing payments and may choose not to do so.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Trust's Administrator shall report at least quarterly to the Trust's Board of Trustees in writing all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter.

     The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Business Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

                LIMITATION OF REDEMPTIONS IN KIND

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their affiliations, if any, with the Administrator or the Distributor, and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Adviser, except as indicated.

        As of January 2, ***, 1996, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

        Mr. Herrmann is an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person as a member of his immediate family. Mr. Lung is an interested person as a security holder of the Adviser's parent. Interested persons are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, 380 Madison Avenue, New York, New York 10017

Founder of the Trust and President and a Director of the Administrator since 1984; Founder, President and Chairman of the Board of Trustees of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund since 1992, all of which are tax-free municipal bond funds, and an equity fund, Aquila Rocky Mountain Equity Fund since 1993, to all of which the Administrator is administrator and which are referred to as the "Bond and Equity Funds"; Chairman and President, Chief Executive Officer (Chairman of the Board of Trustees and/or President) and Trustee of Capital Cash Management Trust ("CCMT"), since 1981 and Founder and executive officer (since 1974) of CCMT and its predecessor; Founder, President and Chairman of the Board of Trustees of Prime Cash Fund since 1982, of Short Term Asset Reserves and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Cascades Cash Fund, 1989-1994, all of which are money market funds to which the Administrator is administrator and which are referred to as the "Money Funds"; Vice President, a Director and Secretary since 1981 (formerly Treasurer) of the Distributor, which is distributor (i.e., principal underwriter) for the Money Funds and the Bond and Equity Funds; President and a Director of STCM Management Company, Inc., Adviser to CCMT; Chairman, President and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983; Director of Saratoga Advantage Trust, a group of mutual funds, since 1994; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, 420 Boylston Street, Suite 403, Boston,
Massachusetts 02116

   Director of Augat Inc., a manufacturing corporation, since 1979, Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994 and of Narragansett Insured Tax-Free Income Fund since 1992; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plymouth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Warren C. Coloney, Trustee, 7304 Millwood Road, Bethesda, Maryland
20817

Consultant to top management and governing boards on issues of corporate governance, strategy, organization and human resource management; Director of the Washington, D.C. office of Management Practice, Inc., since 1992; President of Coloney & Company, Inc., since 1984; Managing Director-Europe of Towers, Perrin, Forster & Crosby, Inc., 1974-1984; President of Coloney, Cannon, Main & Pursell, Inc., 1968-1974; Registered Professional Engineer; Founding Member of the Institute of Management Consultants; Trustee of Cascades Cash Fund, 1989-1994; active in a number of professional, social, church, and community service organizations in England and the United States.

James A. Gardner, Trustee, Vandervert Ranch, Vandervert Road, Bend,
Oregon 97707

President of Gardner Associates, an investment and real estate firm, since 1970; President Emeritus of Lewis and Clark College and Law School since 1989 and President, 1981-1989; affiliated with the Ford Foundation, 1969-1981; Lecturer and Assistant Director of Admissions of Harvard College, 1968-1969; Member of the Oregon Young Presidents Organization since 1983; Director of Stanley Investment & Management Inc., an international business brokerage, since 1987; Member of the Council on Foreign Relations since 1988; Trustee of Cascades Cash Fund, 1989-1994; Director of the Oregon High Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.

Diana P. Herrmann*, Trustee, 380 Madison Avenue, New York, New York
10017

   Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona since 1994 and of Churchill Tax-Free Fund of Kentucky since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Vice President and formerly Assistant Vice President of the Money Funds since 1986; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Ann R. Leven, Trustee, 785 Park Avenue, Apartment 20A, New York, NY
10021

   Treasurer of the National Gallery of Art, Washington, D.C., since 1994, Deputy Treasurer, 1990-1994; Treasurer of the Smithsonian Institution, Washington, D.C., 1984-1990; President of ARL Associates, strategic consultants, since 1983; Vice President/Senior Corporate Planning Officer of The Chase Manhattan Bank, N.A., 1979-1983; Treasurer of The Metropolitan Museum of Art, 1972-1979; Trustee of Short Term Asset Reserves, 1984-1993, of Churchill Tax-Free Fund of Kentucky since 1987, of Cascades Cash Fund, 1989-1994, and of Churchill Cash Reserves Trust since 1995; Trustee of Oxford Cash Management Fund, 1987-1988; Director of the Delaware Group of mutual funds since 1989; Adjunct Professor at Columbia University Graduate School of Business Administration since 1975; Trustee of the American Red Cross Endowment Fund, 1985-1990; Member of the Visiting Committee of Harvard Business School, 1979-1985; Member of the Board of Overseers of The Amos Tuck School, Dartmouth College, 1978-1984; Staff Director of the Presidential Task Force on the Arts and Humanities, 1981; Director of Alliance Capital Reserves Fund, a money market fund, 1978-1979.

Raymond H. Lung*, Trustee, 2828 Southwest Hamilton Street,
Portland, Oregon 97201

   Retired; Trustee of Qualivest Group of Funds since 1994; Executive Vice President and Executive Trust Officer of U.S. National Bank of Oregon, 1989-1991; Senior Vice President and Executive Trust Officer, 1980-1989; various other management positions, 1954-1980; Member of Executive Committee, Trust Division, American Bankers Association, 1986-1988; Director of Pacific Securities Depository Trust Company and Pacific Clearing Corporation (subsidiaries of the Pacific Stock Exchange), 1980-1987; Director of Collins Pine Company and Ostrander Companies (lumber and oil), 1980-1990; Trustee of Cascades Cash Fund, 1992-1994.

Richard C. Ross, Trustee, 510 SW Country Club Road, Lake Oswego,
Oregon 97034

   President of Richard Ross Communications, a consulting firm, since 1986; Senior communications consultant to Pihas, Schmidt, Westerdahl, advertising and public relations, 1986-1988; Executive News Director of KATU Television, 1975-1986; News Director of KGW-TV, 1956-1975; Trustee of Cascades Cash Fund, 1989-1994; Director of the Portland Rose Festival since 1972; Director of the Greater Portland Convention & Visitors Association, 1982-1985; Director of the Portland Chamber of Commerce, 1971-1980; President of the Oregon chapter of the National Multiple Sclerosis Society, 1984-1986; Director of the Meridian Park Hospital Foundation, 1984-1987; Chairman of the Broadcasters Group of the Bar-Press-Broadcasters professional relations committee, 1964-1984; Former President of the Rotary Club of East Portland and currently a Director of Goodwill Industries, Metropolitan Youth Symphony and the Lake Oswego Community Theatre.

    W. Dennis Cheroutes, Senior Vice President,  410 17th Street,
Suite 1715, Denver, Colorado 80202

    Investment Executive, Dain Bosworth, Inc., 1986-1995; and branch office mutual fund co-ordinator, 1990-1995; owner of special order clothing business, 1976-1986.

Sally Wilson Church, Vice President, 4800 MaCadam Avenue, Suite
300, Portland, Oregon 97201

Vice President of Cascades Cash Fund, 1989-1994; Corporate Vice
President of Shearson Lehman Hutton and Senior Marketing
Coordinator of its Northwest Region, 1985-1989 and an employee in various capacities at that firm, 1978-1985.

Nancy L. Kayani,  Vice President, 4800 MaCadam Avenue, Suite 300,
Portland, Oregon 97201

   Assistant Vice President of Cascades Cash Fund, 1992-1994; Customer Service Representative of U.S. National Bank of Oregon, 1990-1991; Securities Trader of Bidwell & Co., 1988-1989; Securities Trader and Mutual Fund Regional Representative of Fidelity Investments Southwest, 1985-1987; Stockbroker of Dean Witter Reynolds, 1983-1984; Mutual Regional Representative of Columbia Management Company, 1980-1983;

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

   Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

   Chief Financial Officer of the Money Funds and the Bond and Equity Funds since 1991; Treasurer of the Money Funds and the Bond and Equity Funds, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New York
10017

Treasurer of the Money Funds and the Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New York
10176

   Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Money Funds and the Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

   John M. Herndon, Assistant Secretary, 380 Madison Avenue, New
York, New York 10017

   Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Vice President of the Money Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

   Patricia A. Craven, Assistant Secretary & Compliance Officer,
380 Madison Avenue, New York, New York 10017

   Assistant Secretary of the Money Funds and the Bond and Equity
Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management
Corporation, 1993-1995.

Compensation of Trustees

        The Trust does not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Trust's officers. During the fiscal year ended September 30, 1995, the Trust paid $69,415 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and an equity fund. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation each received during the Trust's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Trust               Group               serves

Vernon R.
Alden          $8,427              $30,638             6

Warren C.
Coloney        $8,654              $8,654              1

James A.
Gardner        $6,675              $6,675              1

Ann R.
Leven          $6,350              $14,300             3

Raymond H.
Lung           $7,886              $7,886              1

Richard C.
Ross           $7,885              $7,885              1



      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

     The Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Qualivest Capital Management, Inc. (the
"Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Trust's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

        During the fiscal year ended September 30, 1995, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.

        For the three fiscal years ended September 30, 1995, 1994
and 1993 , respectively, fees of $729,908, $819,214  and $714,343 were paid or accrued to the Adviser.

Additional Information as to the Administration Agreement

     In addition to the provisions of the Administration Agreement (the "Administration Agreement") between the Administrator and the Trust described in the Prospectus, the Administration Agreement contains the provisions described below.

     Subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records (see below for discussion); as part of such duties, the Administrator (i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Trust's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Trust's shares; (iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Trust's books and records (other than accounting books and records), and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Trust. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

         For the three fiscal years ended September 30, 1995, 1994 and 1993 , respectively, fees of $729,908, $819,214 and $714,343 were paid or accrued to the Administrator.

Glass-Steagall Act

     Federal banking laws and regulations presently prohibit a national bank or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Trust.


     The Adviser is a subsidiary of a national bank and is an affiliate of a bank holding company. Therefore, it is subject to applicable federal banking laws and regulations. The Adviser has been advised by its counsel, Miller, Nash, Wiener, Hager & Carlsen, that the Adviser may perform the advisory services for the Trust required by the Advisory Agreement, without violating federal banking laws and regulations. Moreover, such counsel have advised that changes in federal banking laws and regulations related to the permissible activities of national banks, subsidiaries of national banks, and national banks and their subsidiaries that are affiliates of a bank holding company, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to serve as investment adviser to the Trust or could restrict the services which the Adviser is permitted to perform for the Trust.

     In the event that the Adviser is prohibited from acting as the Trust's investment adviser, it is probable that the Board of Trustees of the Business Trust would either recommend to the shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Trust be liquidated.

                 COMPUTATION OF NET ASSET VALUE

     The net asset value of the Trust's shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets by the total number of its shares then outstanding. However, Futures and options on them are valued at the last sales price on the principal commodities exchange on which the Future or option is traded or, if there are no sales, at the mean between the bid and asked prices as of the close of that exchange; such close may be later than 4:00 p.m., New York time. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Oregon Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Oregon Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Oregon Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Oregon Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Oregon Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Trust's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Trust's shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases shares of the Trust having a net asset value of at least $5,000 may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

     Any investor who incurs a sales commission on purchase of shares of one mutual fund (the original fund) and who then sells such shares or exchanges them for shares of a different mutual fund without having held them at least 91 days must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase the investor's gain or reduce his or her loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                       GENERAL INFORMATION

Additional Series

     Shares of each Series of the Business Trust created by the Board of Trustees are entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses are allocated among Series in a manner acceptable to the Board of Trustees.

     Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more Series outstanding, on any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

   Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Business Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Business Trust is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Business Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Business Trust's property of any shareholder held personally liable for the obligations of the Business Trust. The Declaration of Trust also provides that the Business Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Business Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Business Trust itself would be unable to meet its obligations. If any Series of the Business Trust were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Business Trust out of the property of the Trust and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.

Custodian and Auditors

        The Trust's Custodian, Bank One Trust Company, N.A., is responsible for holding the Trust's assets.

     The Trust's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Trust's financial statements.

        The financial statements of the Trust for the fiscal year ended September 30, 1995, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

Underwriting Commissions

        During the Trust's fiscal year ended September 30, 1995, the aggregate dollar amount of sales charges on the sales of the Trust's shares was $652,963 and the amount retained by the Distributor was $85,550.

                         APPENDIX A

          DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
Qualivest Capital Mangement, Inc.
A subsidiary of U.S. Bancorp and its subsidiary
United States National Bank of Oregon
111 S.W. Fifth Avenue
U.S. Bancorp Tower
Portland, Oregon 97204

ADMINISTRATOR
Aquila Mangement Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Warren C. Coloney
James A. Gardner
Diana P. Herrmann
Ann R. Leven
Raymond H. Lung
Richard C. Ross

OFFICERS
Lacy B. Herrmann, President
W. Dennis Cheroutes, Senior Vice President
Sally Wilson Church, Vice President
Nancy Kayani, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
   581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Coloumbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
   Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176


TAX-FREE TRUST
OF OREGON
[LOGO]
A tax-free
income investment

STATEMENT OF
ADDITIONAL
INFORMATION

[EAGLE LOGO]

One of The
Aquilasm Group of Funds

                     THE CASCADES TRUST
                  PART C: OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     (a) Financial Statements:

         Tax-Free Trust of Oregon Portfolio:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Auditors
               Statement of Assets and Liabilities as of
                  September 30, 1995
               Statement of Operations for the year ended
                  September 30, 1995
               Statement of Changes in Net Assets for the
                  years ended September 30, 1995 and 1994
               Statement of Investments as of
                  September 30, 1995
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Auditors

     (b) Exhibits:

         (1) Supplemental Declaration of Trust (viii)

         (2) By-laws (viii)

         (3) Not applicable

         (4) (a) Specimen share certificate for
                    Cascades Cash Fund Portfolio (iv)
             (b) Specimen share certificate for
                    Tax-Free Trust of Oregon Portfolio (ii)

         (5) (a) Investment Advisory Agreement for Cascades
                    Cash Fund Portfolio (vii)
             (b) Investment Advisory Agreement for Tax-Free
                    Trust of Oregon Portfolio (x)

         (6) (a) Distribution Agreement for Cascades Cash
                    Fund Portfolio (iv)
             (b) Assistance Agreement for Cascades Cash
                    Fund Portfolio, with related
                    contemporaneous correspondence (v)
             (c) Distribution Assistance Agreement for Cas-
                    cades Cash Fund Portfolio, with related
                    contemporaneous correspondence (v)
             (d) Distribution Agreement for Tax-Free Trust
                    of Oregon Portfolio (i)
             (e) Sales Agreement for Brokerage Firms for
                    Tax-Free Trust of Oregon Portfolio
                    (vi)
             (f) Sales Agreement for Financial Institutions
                    for Tax-Free Trust of Oregon Portfolio
                    (vi)
             (g) Sales Agreement for Investment Advisers for
                    Tax-Free Trust of Oregon Portfolio (ix)

         (7) Not applicable

         (8) (a) Custody Agreement for Cascades Cash Fund
                    Portfolio (iv)
             (b) Custody Agreement for Tax-Free Trust of
                    Oregon Portfolio (x)

         (9) (a) Transfer Agency Agreement for Cascades Cash
                    Fund Portfolio (iv)
             (b) Administration Agreement for Cascades Cash
                    Fund Portfolio (x)
             (c) Transfer Agency Agreement for Tax-Free
                    Trust of Oregon Portfolio (iii)
             (d) Administration Agreement for Tax-Free Trust
                    of Oregon Portfolio (ix)

        (10) (a) Opinion and consent of counsel to the Trust
                    for Cascades Cash Fund Portfolio (iv)
             (b) Opinion and consent of counsel to the Trust
                    for Tax-Free Trust of Oregon Portfolio
                    (ii)

        (11) (a) Opinion and consent of counsel to the
                   Adviser for Cascades Cash Fund
                   Portfolio (v)

             (b) Opinion and consent of counsel to the
                   Adviser for Tax-Free Trust of Oregon
                   Portfolio (ii)

        (12) Not applicable

        (13) Agreement with initial shareholder (ii)

        (14) Not applicable

        (15) (a) Distribution Plan for Cascades Cash Fund
                    Portfolio (viii)
             (b) Distribution Plan for Tax-Free Trust of
                    Oregon Portfolio (x)

        (16) Schedule for computation of performance quotations (ix)

   (i) Filed as an exhibit to Registrant's Initial
       Registration Statement dated March 27, 1986 and incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Pre-Effective
       Amendment No. 1 dated June 6, 1986 and
       incorporated herein by reference.

 (iii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 6 dated May 30, 1989 and incorpo-rated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 7 dated August 7, 1989 and incorporated herein by reference.

   (v) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 8 dated Dec. 26, 1989 and incorporated herein by reference.

  (vi) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 10 dated Nov. 30, 1990 and incorporated herein by reference.

 (vii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 14 dated Nov. 30, 1992 and incorporated herein by reference.

(viii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 15 dated Dec. 2, 1993 and incorporated herein by reference.

(ix)   Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 16 dated November 30, 1994 and incorporated herein by reference.

  (x) Filed herewith.


ITEM 25. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 26. Number of Holders of Securities

         As of January 30, 1996, Registrant had 0 holders of record of its shares in its Cascades Cash Fund portfolio which ceased operations on September 30,
    1994 and 5,726 holders of record of its shares in its Tax-Free Trust of Oregon portfolio.

ITEM 27. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 10 dated November 30, 1990, is incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforce-
    able. In the event that a claim for indemnifica-tion against such liabilities (other than the pay-ment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Regis-trant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against pub-lic policy as expressed in the Act and will be go-verned by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment
         Adviser

         Qualivest Capital Management, Inc., Registrant's investment adviser, performs investment advisory services for mutual fund and non-mutual fund cli-ents. For information as to the business, profes-sion, vocation, or employment of a substantial na-ture of its Directors and officers, reference is made to the Form ADV filed by it under the Invest-ment Advisers Act of 1940.

ITEM 29. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal un-derwriter to Aquila Rocky Mountain Equity Fund, Ca-pital Cash Management Trust, Churchill Cash Re-serves Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Prime Cash Fund, Short Term Asset Reserves, Tax-Free Fund for Utah, Tax-Free Fund of Colorado, and Tax-Free Trust of Arizona, in addition to serving as the Registrant's principal underwriter.

     (b) For information about the Directors and officers of Aquila Distributors, Inc., reference is made to the
         Form BD filed by it under the Securities Exchange
         Act of 1934.

     (c) Not applicable.

ITEM 30. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 31. Management Services

         Not applicable.

ITEM 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

KPMG Peat Marwick LLP
345 Park Avenue
New York, NY 10154


                    Independent Auditors' Consent


To the Trustees and Shareholders of
Tax-Free Trust of Oregon:

We consent to the use of our report dated October 25, 1995 incorporated herein by reference and to the reference to our firm under the heading "Financial Highlights" in the Prospectus.


New York, New York                 KPMG Peat Marwick LLP
January 25, 1996                   /s/KPMG Peat Marwick LLP

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of January, 1996.


                                   THE CASCADES TRUST
                                   (Registrant)


                                   By /s/Lacy B. Herrmann
                                   -----------------------
                                     Lacy B. Herrmann, President
                                      and Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    1/30/96
----------------------     President, Chairman of     -----------
   Lacy B. Herrmann        the Board and Trustee
                           (Principal Executive
                           Officer)

/s/Vernon R. Alden                                     1/30/96
----------------------     Trustee                    -----------
   Vernon R. Alden


/s/Warren C. Coloney                                   1/30/96
----------------------     Trustee                    -----------
   Warren C. Coloney


/s/James A. Gardner                                    1/30/96
----------------------     Trustee                    -----------
   James A. Gardner


/s/Diana P. Herrmann                                   1/30/96
----------------------     Trustee                    -----------
   Diana P. Herrmann


/s/Ann R. Leven                                        1/30/96
----------------------     Trustee                    -----------
     Ann R. Leven


/s/Raymond H. Lung                                     1/30/96
----------------------     Trustee                    -----------
    Raymond H. Lung


/s/Richard C. Ross                                     1/30/96
----------------------     Trustee                    -----------
    Richard C. Ross


/s/Rose F. Marotta                                     1/30/96
----------------------     Chief Financial Officer    -----------
    Rose F. Marotta        (Principal Financial and
                           Accounting Officer)

                    THE CASCADES TRUST
                      EXHIBIT INDEX

Exhibit      Exhibit                              Page
Number       Name                                 Number

   5(b)      Investment Advisory Agreement for
                Tax-Free Trust of Oregon
                Portfolio

   8(b)     Custody Agreement for
            Tax-Free Trust of Oregon Portfolio

   9(d)      Administration Agreement for Tax-
                Free Trust of Oregon Portfolio

  15(b)      Distribution Plan for Tax-Free
                Trust of Oregon Portfolio

  16         Schedule for computation of per-
                formance quotations